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                                                                 Exhibit 99.3







                     NORDSTROM PROFIT SHARING AND 401(k) PLAN

                                 1617 SIXTH AVENUE

                             SEATTLE, WASHINGTON 98101

                         CERTIFICATION OF CHIEF FINANCIAL
                   OFFICER REGARDING PERIODIC REPORT CONTAINING
                               FINANCIAL STATEMENTS


I am Michael G. Koppel, the Executive Vice President and Chief Financial Officer of Nordstrom, Inc. (the "Company") and a member of the Nordstrom Profit Sharing and Benefits Committee that, in conjunction with Company, administers the Nordstrom Profit Sharing and 401(k) Plan (the "Plan"). I am the equivalent of the chief financial officer of the Plan. In compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that the Plan's Annual Report on Form 11-K for the year ended December 31, 2002 (the "Report") filed with the Securities and Exchange Commission:

     - Fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.





                                                 /s/ Michael G. Koppel
                                                 -----------------------------
                                                 Michael G. Koppel
                                                 Executive Vice President, and
                                                 Chief Financial Officer
                                                 Nordstrom, Inc.
                                                 June 25, 2003


A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.